AMRESCO, INC.

July 6, 2000

VIA EDGAR TRANSMISSION

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Re:    AMRESCO, INC.--(Commission File No. 0-8630)

Ladies and Gentlemen:

Pursuant to the provisions of Regulation 14A of the General Rules and Regulations promulgated under the Securities Exchange Act of 1934, as amended (the "1934 Act"), please find enclosed for filing on behalf of AMRESCO, INC. (the "Company") preliminary copies of a Notice of Special Meeting of Stockholders, a proxy statement (herein so called) and a form of proxy, all to be furnished to the stockholders of the Company in connection with a Special Meeting of Stockholders currently scheduled to be held on or about August 25, 2000.

The enclosed documents constitute "preliminary copies" within the meaning of Rule 14a-6(a) promulgated under the 1934 Act.

The Company intends to mail definitive proxy statements to its stockholders on or about July 20, 2000. Therefore, we respectfully request that the staff of the Commission inform us as to whether the Commission intends to review the proxy statement as soon as possible. Should any member of the staff of the Commission have any questions concerning the enclosed material or desire further information or clarification in connection therewith, such person should contact the undersigned at (214) 953-7727.


Very truly yours,

/s/ L. Keith Blackwell


L. Keith Blackwell
(214) 953-7727



PRELIMINARY PROXY MATERIALS





             INFORMATION REQUIRED IN PROXY STATEMENT

                     SECTION 14A INFORMATION

   PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                      EXCHANGE ACT OF 1934
                     (AMENDMENT NO. ______)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]
Check the appropriate box:

[X]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6 (e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                          AMRESCO, INC.
        (Name of Registrant as Specified in Its Charter)
           __________________________________________
  (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-
     6(i)(1) and 0-11.
(1)  Title of each class of securities to which transaction applies:
  ______________________________
(2)  Aggregate number of securities to which transaction applies:
  ______________________________
(3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
  ______________________________
(4)  Proposed maximum aggregate value of transaction:
  ______________________________
(5)  Total fee paid:
  ______________________________
[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or Schedule and the date of its filing.
(1)  Amount Previously Paid:
  ______________________________
(2)  Form, Schedule or Registration Statement No.:
  ______________________________
(3)  Filing Party:
  ______________________________
(4)  Date Filed:
  ______________________________


            NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                   TO BE HELD AUGUST 25, 2000

                       __________________


TO THE STOCKHOLDERS OF AMRESCO, INC.

     NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders (the "Special Meeting") of AMRESCO, INC. (the "Company") will be held on the 17th floor of the North Tower of the Plaza of the Americas, 700 North Pearl Street, Dallas, Texas, on Friday, August 25, 2000, at 9:00 a.m., Central Time, for considering and acting upon:

     1. a proposal to amend the Company's Restated Certificate of Incorporation to effect a reverse split of the outstanding shares of the Company's common stock, whereby every five shares of common stock outstanding will automatically be reverse split into one share outstanding and thereby increasing the par value of the common stock from $.05 per share to $.25 per share; and

     2. such other business, if any, as may properly come before the Special Meeting or any adjournments or postponements thereof.

     Only stockholders of record at the close of business on July 7, 2000 will be entitled to notice of and to vote at the Special Meeting or any adjournment(s) thereof. For a period of at least ten days prior to the Special Meeting, a complete list of stockholders entitled to vote at the Special Meeting will be open to examination by any stockholder during ordinary business hours at the offices of the Company, 700 North Pearl Street, Suite 2500, Dallas, Texas 75201.

     Information concerning the matters to be acted upon at the Special Meeting is set forth in the accompanying Proxy Statement.

     A proxy card is enclosed in the envelope in which these materials were mailed to you. Please fill in, date and sign the proxy card and return it promptly in the enclosed postage-paid return envelope. If you attend the Special Meeting, you may, if you wish, withdraw your proxy and vote in person.


                       By Order of the Board of Directors



                       L. Keith Blackwell
                       Senior Vice President, General Counsel and Secretary

Dallas, Texas
July 20, 2000


PLEASE  COMPLETE AND RETURN THE ENCLOSED PROXY SO THAT YOUR  VOTE
MAY  BE  RECORDED  AT THE SPECIAL MEETING IF YOU  DO  NOT  ATTEND
PERSONALLY.


                          AMRESCO, INC.
                         PROXY STATEMENT
                           ___________

                          INTRODUCTION

     This Proxy Statement is furnished to stockholders of AMRESCO, INC., a Delaware corporation (the "Company"), in connection with the solicitation of proxies by the Company's Board of Directors for use at the Special Meeting of Stockholders to be held at 9:00 a.m., Central Time, on August 25, 2000, on the 17th floor of the North Tower of the Plaza of the Americas, 700 North Pearl Street, Dallas, Texas (the "Special Meeting"), and at any adjournment(s) thereof. The Special Meeting is being held for the purpose of considering and acting upon:

     1. a proposal to amend the Company's Restated Certificate of Incorporation to effect a five for one reverse split of the outstanding shares of the Company's common stock, whereby every five shares of common stock outstanding will automatically be reverse split into one share outstanding and thereby increasing the par value of the common stock from $.05 per share to $.25 per share (the "Reverse Split"); and

     2. such other business, if any, as may properly come before the Special Meeting or any adjournments or postponements thereof.

     The  date  of this Proxy Statement is July 20,  2000.   This
Proxy   Statement  is  first  being  mailed  to   the   Company's
stockholders on or about such date.

     The  Company's principal offices are located  at  700  North
Pearl  Street,  Suite 1900, Dallas, Texas 75201.   Its  telephone
number is (214) 953-7700.

Voting at the Meeting

     Only holders of record of the Company's common stock, par value $.05 per share (the "Common Stock"), outstanding at the close of business on July 7, 2000 (the "Record Date") are entitled to notice of and to vote at the Special Meeting and at any adjournment(s) thereof. As of the close of business on the Record Date, 50,193,562 shares of Common Stock were outstanding and entitled to vote at the Special Meeting. Unless otherwise indicated, all references herein to percentages of outstanding shares of Common Stock are based on such number of shares outstanding. Each share of Common Stock is entitled to one vote.

     The presence, in person or by proxy, of holders of a majority of the outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum at the Special Meeting. Abstentions and broker non-votes will be counted in determining whether a quorum is present. A record holder of shares who completes and properly signs the accompanying proxy card and returns it to the Company will have their shares voted as directed on the proxy card. If a stockholder attends the Special Meeting, that stockholder may vote his or her shares by proxy by delivering a completed proxy card in person or the stockholder may vote their shares by completing a ballot at the Special Meeting. The Company will have ballots available at the Special Meeting for stockholders who choose to vote their shares in person.

     Many stockholders hold their shares of Common Stock in "street name," which means that the shares are registered in their brokers', banks' or other nominee holders' names rather than in the stockholders' own names. The street name holder should provide to those stockholders, along with these proxy solicitation materials that the Company has provided to the street name holder, the street name holder's own request for voting instructions. By completing the voting instruction card, the stockholder may direct their street name holder how to vote the stockholder's shares. Alternatively, if a stockholder wants to vote their street name shares at the Special Meeting, the stockholder must contact their broker directly in order to obtain a proxy issued to the stockholder by their nominee holder. A broker letter that identifies the stockholder as a stockholder is not the same as a broker-issued proxy. If the stockholder fails to bring a nominee-issued proxy to the Special Meeting, the stockholder will not be able to vote their nominee-held shares at the Special Meeting.

     If a stockholder holds shares in street name through a broker or other nominee, the broker or nominee will not be permitted to exercise voting discretion with respect to approval of the Reverse Split. Thus, if a stockholder does not give a broker or nominee specific instructions, the shares may not be voted on the proposal for the Reverse Split and will not be counted in determining the number of shares necessary for approval. Shares represented by such "broker non-votes" will, however, be counted in determining whether there is a quorum present at the Special Meeting.

     The affirmative vote of a majority of the issued and outstanding shares of Common Stock on the Record Date is required to approve the Reverse Split. Abstentions and broker non-votes will have the same effect as a vote against the Reverse Split. An automated system administered by the Company's transfer agent will tabulate the votes cast.

     All shares of Common Stock represented by properly executed and unrevoked proxies will be voted at the Special Meeting in accordance with the direction on the proxies. If no direction is indicated, the shares will be voted "for" (i) the proposed Reverse Split; and (ii) at the discretion of the proxy holders with regard to any other matter that may properly come before the Special Meeting. The Company does not know of any matters, other than those described in the Notice of Special Meeting of Stockholders, which will come before the Special Meeting.

     A stockholder of the Company who executes and returns a proxy has the power to revoke it at any time before it is voted. A stockholder who wishes to revoke a proxy can do so by (i) executing a later dated proxy relating to the same shares and by delivering it to the Secretary of the Company prior to the vote at the Special Meeting, (ii) giving written notice of the revocation to the Secretary of the Company prior to the vote at the Special Meeting or (iii) appearing in person at the Special Meeting and voting in person the shares to which the proxy relates. All written notices of revocation and other communications relating to the revocation of proxies should be addressed as follows: AMRESCO, INC., 700 North Pearl Street, Suite 1900, Dallas, Texas 75201, Attention: Secretary.

Proxy Solicitation Expenses

     The Company will bear the cost of soliciting its proxies, including the expenses of distributing its proxy materials. In addition to the use of the mail, proxies may be solicited by personal interview, telephone or telegram by directors, officers, employees and agents of the Company who will receive no additional compensation for doing so. The Company will reimburse brokers, custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in forwarding proxy materials to the beneficial owners of the Common Stock held by them as stockholders of record.


                     OWNERSHIP OF SECURITIES

     The following table sets forth certain information, as of June 30, 2000, regarding the Common Stock owned by: (i) each person who is known by management to be the beneficial owner of more than 5% of the Common Stock as of such date; (ii) the Company's directors; (iii) the Company's Chief Executive Officer and each of the Company's four other most highly compensated executive officers for fiscal 1999; and (iv) all directors and executive officers of the Company as a group. Except as otherwise indicated, all shares shown in the table below are held with sole voting and investment power.

                                           Amount and
                                           Nature of
                                           Beneficial
        Name of Beneficial Owner           Ownership         Percent of Class

Dimensional Fund Advisors
   1299 Ocean Avenue, 11th Floor
   Santa Monica, California 90401            2,693,900  (1)       5.36
Robert L. Adair III                            288,789  (2)         *
James P. Cotton, Jr.                           242,985  (3)         *
Richard L. Cravey                              333,672  (4)         *
Barry L. Edwards                                    75  (5)         *
Mark D. Gibson                                 105,753  (6)         *
Harold E. Holliday, Jr.                         22,940  (7)         *
Amy J. Jorgensen                                56,182  (8)         *
Robert H. Lutz, Jr.                          1,874,178  (9)       3.70
Bruce W. Schnitzer                             174,372 (10)         *
All executive officers and directors as
a group                                      3,096,574 (11)       5.99
 (a total of 11 persons)

________________

*  Less than 1%

(1) Is based solely on information obtained from securities ownership reports filed with the Securities and Exchange Commission.
(2)  Mr. Adair resigned from the Company on March 31, 2000.
(3) Includes options which were exercisable within sixty days to purchase 8,762 shares and 43,420 restricted shares with respect to which he has voting rights.
(4) Includes options which were exercisable within sixty days to purchase 8,762 shares, 43,420 restricted shares with respect to which he has voting rights and 283,680 shares owned by CGW Southeast I, Inc. and CGW Southeast II, Inc. as to which
     Mr.   Cravey  serves  as  an  officer.  Mr.  Cravey  disclaims
     ownership   of  a  further  412,504  shares  owned   by   such
     corporations.
(5)  Mr. Edwards resigned from the Company on March 31, 2000.
(6) Includes options which were exercisable within sixty days to purchase 83,923 shares. Mr. Gibson resigned from the Company on March 17, 2000.
(7)  Mr. Holliday resigned from the Company on March 31, 2000.
(8) Includes options which were exercisable within sixty days to purchase 8,762 shares and 43,420 restricted shares with respect to which she has voting rights.
(9) Includes options which were exercisable within sixty days to purchase 478,115 shares and 1,331,357 restricted shares with respect to which he has voting rights.
(10) Includes options which were exercisable within sixty days to purchase 118,762 shares and 43,420 restricted shares with respect to which he has voting rights.
(11) Includes options which were exercisable within sixty days to purchase 943,546 shares and 1,537,779 restricted shares with respect to which they have voting rights.


                           PROPOSAL 1

          APPROVAL OF AMENDMENT TO EFFECT REVERSE SPLIT

     The Board of Directors believes that the best interests of the Company and its stockholders will be served by amending the Company's Restated Certificate of Incorporation to effect a reverse split of the Company's presently issued and outstanding shares of Common Stock, whereby every five shares of Common Stock outstanding will automatically be reverse split into one share of Common Stock and increase the par value from $.05 per share to $.25 per share. The total number of authorized shares of Common Stock would be reverse split from 150,000,000 to 30,000,000 authorized shares. The Board of Directors has adopted, and proposes that the Company's stockholders approve, the Reverse Split. Except as otherwise indicated, all per share information in this proxy statement is presented without giving effect to the Reverse Split.

     If the stockholders approve the Reverse Split, the amendment and thereby the Reverse Split will become effective upon the filing of an amendment to the Company's Restated Certificate of Incorporation with the Secretary of State of Delaware. The Company is currently authorized to issue 150,000,000 shares of Common Stock.

     There  were  approximately 16,000 beneficial owners  of  the
Common Stock as of the Record Date. The Reverse Split is not expected to cause a significant change in the number of beneficial owners of the Common Stock. The Company has no plans for the cancellation or purchase of shares of Common Stock from holders of a nominal number of shares following the Reverse Split, and has no present intention to take the Company private through the Reverse Split or otherwise.

     As of the record date, there were reserved for issuance upon exercise of outstanding options an aggregate of 3,126,416 shares of Common Stock under the Company's stock option and award plans. All outstanding options include provisions for adjustment in the number of shares covered by the option and the related exercise price in the event of a reverse stock split. If the Reverse
Split is approved and effected, there would be reserved for issuance upon exercise of all outstanding options a total of approximately 625,283 shares of Common Stock. Each of the outstanding options would evidence the right to purchase a number of shares of Common Stock equal to the product of the number of shares previously covered by the option divided by five, and the exercise price per share would be multiplied by five.

     The proposed Reverse Split will not affect any stockholder's proportionate equity interest in the Company or the rights, preferences, privileges or priorities of any stockholder, other than an adjustment which may occur due to fractional shares. Likewise, the proposed Reverse Split will not affect the total shareholders' equity of the Company or any components of shareholders' equity as reflected on the financial statements of the Company except to change the number of the issued and outstanding shares of capital stock. There would be no increase or decrease in the Company's "stated capital" account (outstanding shares multiplied by par value) or "capital in excess" account (excess of the Company's net assets over the Company's stated capital). In addition to noting the change in par value and the number of authorized and outstanding shares of Common Stock, the Company will need to adjust the historical earnings per share on its financial statements. No other adjustment will be required in the Company's financial statements as a result of the Reverse Split.


     The following table illustrates the principal effects on the Common Stock of the Reverse Split:

                                              June 30, 2000
                                                         As Adjusted for
                                       Actual             Reverse Split
  Authorized                        150,000,000            30,000,000
  Issued and outstanding             50,193,562            10,038,712
  Reserved for issuance               3,126,416               625,283
  Available for issuance             96,680,022            19,336,005
  Par value per share                      $.05                  $.25

Exchange of Shares; No Fractional Shares

      The Company will appoint The Bank of New York as exchange agent in connection with the Reverse Split. As soon as practicable after the effective date of the Reverse Split, common stockholders will be notified and requested to surrender to the exchange agent any certificate(s) representing outstanding shares of Common Stock in exchange for certificate(s) representing the reduced number of shares of Common Stock that will result from the Reverse Split, together with cash in lieu of any fractional share as discussed below. However, holders are not required to tender their certificates. The Company's stock records will be adjusted to reflect the post reverse-split shares held by each common stockholder. On the effective date, each certificate representing shares of Common Stock will be deemed for all purposes to represent the reduced number of shares of Common Stock that will result from the Reverse Split, whether or not the certificates representing the outstanding Common Stock are surrendered for exchange. Any portion of the cash resulting from sales of aggregated fractional shares sold as described in the next paragraph that is held by the exchange agent six months after the effective date will be returned to the Company, on demand. Thereafter, holders of post reverse-split shares eligible for this cash settlement would be paid directly by the Company. As of the Record Date, there were approximately 1,525 stockholders of record, and following the Reverse Split, it is not anticipated that this number will change materially.

     A holder of Common Stock will be entitled to receive a whole number of shares plus a fraction of a share if the number of shares of Common Stock held by the holder prior to the Reverse Split is not evenly divisible by five. However, no certificate or scrip representing fractional shares of Common Stock will be issued. In lieu of any fractional shares, The Bank of New York on behalf of all persons otherwise entitled to receive fractional shares will, promptly following the effective time of the Reverse Split, aggregate such fractional shares and sell the resulting whole shares of Common Stock for the accounts of those persons in open market transactions on the Nasdaq National Market. Those persons will be entitled to receive their allocable portion of the net proceeds of the sale upon surrender of their Common Stock certificates as described above.

     No  service  charge  will  be  payable  by  stockholders  in
connection  with  the  exchange of certificates.   All  costs  of
exchanging   certificates  and  aggregating  and   disposing   of
fractional shares will be paid by the Company.

     Stockholders have no right under Delaware law or the Company's Restated Certificate of Incorporation or Bylaws to dissent from the Reverse Split.

Purposes of the Reverse Split

     The Common Stock is currently listed on the Nasdaq National Market under the symbol "AMMB." By letter dated June 2, 2000, the Nasdaq National Market notified the Company that the Common Stock failed to maintain a minimum bid price of $1.00 per share over the prior 30 consecutive trading days as required for continued listing on the Nasdaq National Market. In accordance with Nasdaq rules, the Company has 90 days, or until August 31, 2000, to regain compliance with the $1.00 minimum bid price per share rule. If at any time prior to August 31, 2000, the bid price for the Common Stock is at least $1.00 for a minimum of ten consecutive trading days, the Company will be deemed to be in compliance with the minimum bid price rule. If the Company does not comply with the minimum bid price rule by August 31, 2000, the Common Stock will be delisted from the Nasdaq National Market at the opening of trading on September 5, 2000. The Company is entitled to appeal the determination by Nasdaq to delist the Common Stock. A hearing request will stay the delisting of the Common Stock pending a determination by an Nasdaq appeal panel. The Company intends to appeal the determination unless the Company is otherwise able to regain compliance with the bid price rule by August 31, 2000.

     The Company believes the completion of the Reverse Split will cause the minimum bid price of the Common Stock to increase proportionately and thereby permit the Company to meet the minimum bid price requirement of the Nasdaq National Market. There can by no assurance, however, that the Reverse Split will result in any change in the price of the Common Stock or that, if the price of the Common Stock does increase as a result of the Reverse Split, such increase will be sufficient to allow the Company to comply with the continued listing requirements of the Nasdaq National Market.

      Further, the Board of Directors believes that the total number of shares currently outstanding is disproportionately large relative to the Company's present market capitalization. Moreover, when such a large number of shares is outstanding, earnings per share is only affected by a significant change in net earnings. If a smaller number of shares were outstanding, management would be more likely to see its revenue efforts and cost savings reflected in the Company's earnings per share.

      The Board of Directors also believes that the Reverse Split may result in a broader market for the Common Stock than currently exists due to the increase of the per share price. The Board of Directors believes that the present level of per share market prices of the Common Stock impairs the acceptability of the stock by portions of the financial community and the investing public. Theoretically, the price per share of stock should not, of itself, affect the marketability of the stock, the type of investor who acquires the stock or a company's reputation in the financial community. However, in practice, the price per share does affect the stock because many investors look upon low priced stock as unduly speculative in nature, and, as a matter of policy, avoid investment in such stocks. The increased price per share may encourage interest and trading in the Common Stock and possibly promote greater liquidity for the Company's stockholders, although such liquidity could be adversely affected by the reduced number of shares outstanding after the Reverse
Split. Nonetheless, there is no assurance that these effects will occur or that the per share price level of the Common Stock immediately after the proposed Reverse Split will be maintained for any period of time.

      In addition, the Board of Directors believes that the Reverse Split may improve the liquidity of the Common Stock in another manner. Frequently, brokers charge trading commissions based upon the number of shares purchased. As a result, this trading commission per share is relatively higher as a percentage of the value of the shares of the Common Stock purchased. The Board of Directors and management believe that the relatively high trading cost of the Common Stock may adversely impact the liquidity of the Common Stock by making it a less attractive investment than the stock of other companies in the Company's industry. If the Reverse Split is effected and the price of the Common Stock rises correspondingly, the trading cost per share of Common Stock would decrease.

     The Reverse Split may result in some stockholders owning "odd lots" of less than 100 shares. The costs, including brokerage commissions, of transactions in odd lots are generally higher than the costs in transactions in "round lots" of even multiples of 100.

Certain Federal Income Tax Consequences

     A summary of the federal income tax consequences of the Reverse Split is set forth in the paragraph below. The discussion is based on the present federal income tax law. The discussion is not intended to be, nor should it be relied on as, a comprehensive analysis of the tax issues arising from or relating to the proposed Reverse Split. Income tax consequences to stockholders may vary from the federal tax consequences described generally below. STOCKHOLDERS SHOULD CONSULT THEIR OWN TAX ADVISORS AS TO THE EFFECT OF THE CONTEMPLATED REVERSE SPLIT UNDER APPLICABLE FEDERAL, STATE AND LOCAL INCOME TAX LAWS.

     The proposed Reverse Split will constitute a "recapitalization" to the Company and its stockholders to the extent that issued shares of Common Stock are exchanged for a reduced number of shares of Common Stock. Therefore, neither the Company nor its stockholders will recognize any gain or loss for federal income tax purposes as a result of the Reverse Split, except that a stockholder who receives cash in lieu of receiving fractional shares of Common Stock will be treated as selling such fractional shares and will recognize a capital gain or loss equal to the difference between the cash received and the basis of such fractional shares.

     The shares of Common Stock to be issued to each stockholder will have an aggregate basis, for computing gain or loss, equal to the aggregate basis of the shares of such stock held by such stockholder immediately prior to the Reverse Split effective date, reduced by the basis, if any, allocated to fractional shares that are treated as sold. A stockholder's holding period for the shares of Common Stock to be issued will include the holding period for the shares of Common Stock held immediately prior to the Reverse Split effective date if the shares of stock were held by the stockholder as capital assets on the Reverse Split effective date.

Amendment

      If the Reverse Split is approved, the Restated Certificate of Incorporation will be amended by deleting paragraph (a) of Article FOURTH in its entirety and inserting in its place the following:

      "(a) The total number of shares of stock which the corporation shall have authority to issue is Thirty-Five Million (35,000,000) shares, which shall be divided into classes as
follows:   Thirty  Million (30,000,000) shares  shall  be  common
stock, each share of which shall have a par value of $.25 (twenty-five cents); and Five Million (5,000,000) shares shall be preferred stock, each share of which shall have a par value of $1.00 (one dollar) having such voting powers, full or limited, or
no   voting   powers,  designations,  preferences  and   relative
participating,   optional   or   other   special   rights,    and
qualifications,  limitations or restrictions thereof  as  may  be
fixed  by  resolution of the Board of Directors.   Simultaneously
with the effective date of this amendment (the "Effective Date"), each five (5) shares of the corporation's common stock issued and outstanding immediately prior to the Effective Date (the "Old Common Stock") shall automatically and without any action on the part of the holder thereof be reclassified as and changed, pursuant to a reverse stock split, into one (1) share of Common Stock, par value ($.25) per share (the "New Common Stock"). Each holder of a certificate or certificates which immediately prior to the Effective Date represented outstanding shares of Old Common Stock (the "Old Certificates", whether one or more) shall be entitled to receive upon surrender of such Old Certificates to the corporation's transfer agent for cancellation, a certificate or certificates (the "New Certificates", whether one or more) representing the number of whole shares of the New Common Stock into which and for which the shares of the Old Common Stock formerly represented by the Old Certificates so surrendered are
reclassified  under  the  terms  hereof.   From  and  after   the
Effective Date, Old Certificates shall represent only the right to receive New Certificates pursuant to the provisions hereof. No certificate or scrip representing fractional share interests in New Common Stock will be issued, and no fractional share interest will entitle the holder thereof to vote, or to any rights of a stockholder of the corporation."

      The Board of Directors believes that the approval of the Amendment is in the best interest of the Company and its stockholders and recommends a vote FOR the approval of the Amendment.


                         OTHER BUSINESS

     Management does not presently know of any matters that may be presented for action at the Special Meeting other than those set forth herein. However, if any other matters properly come before the Special Meeting, it is the intention of the persons named in the proxies solicited by management to exercise their discretionary authority to vote the shares represented by all effective proxies on such matters in accordance with their best judgment.

     If you do not expect to be personally present at the Special Meeting, please fill in, date and sign the enclosed proxy card and return it promptly in the enclosed return envelope which requires no additional postage if mailed in the United States.


           DATE FOR RECEIPT OF STOCKHOLDERS PROPOSALS

      Pursuant to the rules of the Securities and Exchange Commission, a proposal to be presented by a stockholder at the Company's 2001 Annual Meeting of Stockholders must be received by the Company at its principal executive offices no later than December 14, 2000 to be included in the Company's proxy statement and proxy card for that meeting. In addition, such proposals must comply with the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as amended.

     If a stockholder of the Company wishes to present a proposal before the 2001 Annual Meeting of Stockholders, but does not wish to have the proposal considered for inclusion in the Company's proxy statement or proxy card, such stockholder must give written notice to the Secretary of the Company at the Company's principal executive offices no later than March 7, 2001.


                     By Order of the Board of Directors



                     L. Keith Blackwell
                     Senior Vice President, General Counsel and Secretary


July 20, 2000


                          AMRESCO, INC.
               700 NORTH PEARL STREET, SUITE 1900
                      DALLAS, TEXAS  75201

                            P R O X Y

  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS:

      The undersigned hereby appoints Richard L. Cravey and L. Keith Blackwell as Proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of common stock of AMRESCO, INC. held of record by the undersigned on July 7, 2000 at the special meeting of stockholders to be held on August 25, 2000 or any adjournment thereof.

     THIS PROXY WHEN PROPERY EXECUTED WILL BE VOTED IN THE MANNER
DIRECTED  HEREIN BY THE UNDERSIGNED STOCKHOLDER.  IF NO DIRECTION
IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE
FOR  THE  PROPOSAL.  PLEASE REVIEW CAREFULLY THE PROXY  STATEMENT
DELIVERED WITH THIS PROXY.

(Continued and to be dated and signed on the reverse side.)

                              AMRESCO, INC.
                              P.O. BOX 11298
                              NEW YORK, N.Y.  10203-0298

1. Proposal to amend the Company's Restated Certificate of Incorporation to effect a five for one reverse stock split.

                              The Proxies are authorized in their
                              discretion to vote upon  such other
                              business as may properly come before
                              the  meeting or any adjournment thereof.

FOR  [  ]          AGAINST   [  ]          ABSTAIN   [  ]


                            Change of Address and/or Comments Mark Here [ ]

                            PLEASE SIGN EXACTLY AS NAME APPEARS
                            BELOW.   WHEN  SHARES ARE  HELD  BY
                            JOINT  TENANTS, BOTH  SHOULD  SIGN.
                            WHEN SIGNING AS ATTORNEY, EXECUTOR,
                            ADMINISTRATOR, TRUSTEE OR GUARDIAN,
                            PLEASE GIVE FULL TITLE AS SUCH. IF
                            A CORPORATION, PLEASE GIVE FULL
                            CORPORATE NAME BY THE PRESIDENT OR
                            OTHER AUTHORIZED OFFICE. IF A
                            PARTNERSHIP, PLEASE SIGN PARTNERSHIP
                            NAME BY AN AUTHORIZED PERSON.

                            Dated:  _________________________,2000





                                        Signature





                                   Signature, if held jointly


(PLEASE  SIGN, DATE AND RETURN THIS PROXY        VOTES MUST BE INDICATED
IN THE ENCLOSED POSTAGE PREPAID ENVELOPE.)       [X] IN BLACK OR BLUE INK.